EXECUTION COPY
                                                                     Exhibit 4.1
===============================================================================

                         TRANCHE C TERM LOAN SUPPLEMENT

                            Dated as of May 12, 1999

                                      Among

                         COLLINS & AIKMAN PRODUCTS CO.,
                                  as Borrower,

                            THE LENDERS NAMED HEREIN,

                                       And

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent


                                     To The
                                CREDIT AGREEMENT
                            Dated as of May 28, 1998
                                      Among
                         COLLINS & AIKMAN PRODUCTS CO.,
                                  as Borrower,
                          COLLINS & AIKMAN CANADA INC.,
                             as a Canadian Borrower,
                        COLLINS & AIKMAN PLASTICS, LTD.,
                             as a Canadian Borrower,
                          COLLINS & AIKMAN CORPORATION,
                                  as Guarantor,
                           THE LENDERS NAMED THEREIN,
              BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION,
                             as Documentation Agent,
                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent
                                       And
                       THE CHASE MANHATTAN BANK OF CANADA
                        as Canadian Administrative Agent

================================================================================

                                TABLE OF CONTENTS
                                                                           Page


 ARTICLE I.
       DEFINITIONS

       SECTION 1.01.  Defined Terms..........................................1

 ARTICLE II.
       THE CREDITS

       SECTION 2.01.  Loans; Commitments.....................................2
       SECTION 2.02.  Notes; Repayment of Tranche C Term Loans...............2
       SECTION 2.03.  Repayment of Tranche C Term Borrowings.................2
       SECTION 2.04.  Applicable Margin......................................2
       SECTION 2.05.  Fees...................................................2

 ARTICLE III.
       REPRESENTATIONS AND WARRANTIES

       SECTION 3.01.  Corporate Power; Authorization;
                      Enforceable Obligations................................2
       SECTION 3.02.  Financial Statements...................................3
       SECTION 3.03.  Representation and Warranties..........................3

 ARTICLE IV.
       CONDITIONS

       SECTION 4.01.  Conditions.  ..........................................4

 ARTICLE V.
       MISCELLANEOUS

       SECTION 5.01.  Continuing Effect of Credit Agreement..................5
       SECTION 5.02.  Expenses...............................................6
       SECTION 5.03.  Applicable Law.........................................6
       SECTION 5.04.  Counterparts...........................................6
       SECTION 5.05.  Headings...............................................6
       SECTION 5.06.  Intercreditor Agreement................................6


Exhibits

Exhibit A   Form of Acknowledgment and Consent
Exhibit B   Form of Opinion


Schedules

1.01(A)     Supplement to Schedule 1.01(A) of Credit Agreement:
               Tranche C Term Loan Applicable Margin
2.01        Supplement to Schedule 2.01 of Credit Agreement:
              Tranche C Term Loan Commitments
2.11        Supplement to Schedule 2.11 of Credit Agreement:
              Tranche C Term Loan Amortization Schedule

             TRANCHE C TERM LOAN SUPPLEMENT dated as of May 12, 1999 (this "Supplement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), the financial institutions party hereto (the "Tranche C Lenders", and together with the Existing Lenders referred to below, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent"), to the Credit Agreement, dated as of May 28, 1998 (as amended and waived to the date hereof, the "Credit Agreement"), among the Company, Collins & Aikman Canada Inc. ("Collins and Aikman Canada"), Collins & Aikman Plastics, Ltd. ("Collins and Aikman Plastics," and collectively with Collins and Aikman Canada, the "Canadian Borrowers"), Collins & Aikman Corporation, the financial institutions parties thereto (the "Existing Lenders"), Bank of America National Trust & Savings Association, as documentation agent (in such capacity, the "Documentation Agent"), the Administrative Agent, and The Chase Manhattan Bank of Canada, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent").


                             W I T N E S S E T H:

      WHEREAS, the Credit Agreement provides that it may be supplemented by a Tranche C Term Loan Supplement, which, among other things, shall establish Tranche C Term Loan Commitments and set forth the terms of Tranche C Term Loans; and

      WHEREAS, the Company has requested that the Credit Agreement be supplemented by this Supplement to provide for the making available of the Tranche C Term Loan Commitments and the addition of the Tranche C Lenders as new Lenders under the Credit Agreement, as supplemented by this Supplement, who shall hold Tranche C Term Loan Commitments and make Tranche C Term Loans pursuant to the terms hereof and of the Credit Agreement, as supplemented by this Supplement, in an amount equal to $100,000,000; and

      WHEREAS, the Company, the Administrative Agent and the Tranche C Lenders have agreed to supplement the Credit Agreement in the manner provided for and pursuant to the terms and conditions contained herein;

      NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE I.
                                   DEFINITIONS

      SECTION 1.01. Defined Terms Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. The following terms shall have the meanings specified below:

          "Supplement Effective Date" shall mean the date on which the conditions set forth in Article IV of this Supplement are satisfied or waived.

          "Tranche C Term Loan Maturity Date" shall mean December 31, 2005.

                                   ARTICLE II.
                                   THE CREDITS

      SECTION 2.01. Loans; Commitments (a) Subject to the terms and conditions herein and in the Credit Agreement and relying upon the representations and warranties set forth herein and in the Credit Agreement, each Tranche C Lender agrees, severally and not jointly, to make a Tranche C Term Loan to the Company on the Supplement Effective Date in a principal amount not to exceed its Tranche C Term Loan Commitment set forth opposite its name in Schedule 2.01. Amounts paid or prepaid in respect of Tranche C Term Loans may not be reborrowed.

      SECTION 2.02. Repayment of Tranche C Term Loans. The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of the Tranche C Term Loan of such Lender in consecutive quarterly installments, payable each March 31, June 30, September 30 and December 31 in accordance with Section 2.11 of the Credit Agreement and this Supplement (or the then unpaid principal amount of such Tranche C Term Loan, on the date that such Tranche C Term Loan becomes due and payable pursuant to
Article VII of the Credit Agreement).

      SECTION 2.03. Repayment of Tranche C Term Borrowings. The Tranche C Term Borrowings shall be payable as to principal in such number of consecutive installments, payable on such dates (each a "Tranche C Term Loan Repayment Date") and in such amounts as set forth on Schedule 2.11.

      SECTION 2.04. Applicable Margin. The Applicable Margin for Tranche C Term Loans shall be, with respect to Eurodollar Loans, 3.25%, and with respect to ABR Loans, 2.25%.

      SECTION 2.05. Fees. The Company agrees to pay to the Administrative Agent, on the Date of this Supplement, fees in the amounts previously agreed to in writing by the Company.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      The Company represents and warrants to each of the Lenders that:

      SECTION 3.01. Corporate Power; Authorization; Enforceable Obligations. (a) The Company has the corporate power and authority, and the legal right, to make, execute and deliver this Supplement and to perform the Loan Documents, as supplemented by this Supplement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Supplement and the performance of the Loan Documents, as supplemented by this Supplement.

       (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Supplement or with the performance, validity or enforceability of the Loan Documents, as supplemented by this Supplement.

       (c) This Supplement has been duly executed and delivered on behalf of the Company.

       (d) Each of this Supplement and each Loan Document, as supplemented by this Supplement, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      SECTION 3.02. Financial Statements. Holdings has heretofore furnished to each of the Lenders consolidated balance sheets and consolidated statements of income and cash flow of Holdings and its consolidated subsidiaries as of and for the fiscal years ended December 26, 1998 and December 27, 1997, certified by Arthur Andersen L.L.P., independent public accountants for Holdings. Such balance sheet and statement of income and cash flows present fairly the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis as of the dates and for the periods indicated. Neither Holdings nor any of its Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. The financial statements referred to in this Section 3.02 have been prepared in accordance with GAAP applied on a consistent basis.

      SECTION 3.03. Representation and Warranties. The representations and warranties made by the Company in each of the Loan Documents to which it is a party and herein after giving effect to this Supplement and the transactions contemplated hereby are true and correct in all material respects as if made on and as of the Supplement Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Credit Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Supplement and (iii) the Credit Agreement as supplemented by this Supplement. Without limitation of the foregoing, all payment obligations of the Company under the Loan Documents (including payment obligations with respect to the Tranche C Term Loans) constitute Senior Indebtedness (as defined in the Senior Subordinated Notes Indenture), and all payment obligations of Holdings under the Loan Documents (including payment obligations with respect to the Tranche C Term Loans) constitute Senior Guarantor Indebtedness (as defined in the Senior Subordinated Notes Indenture). The Credit Agreement, as supplemented by this Supplement, is the Credit Agreement as defined in the Senior Subordinated Notes Indenture.


                                   ARTICLE IV.
                                   CONDITIONS

      SECTION 4.01. Conditions. The obligations of the Tranche C Lenders to make Tranche C Term Loans hereunder and under the Credit Agreement, as supplemented by this Supplement, are subject to the satisfaction of the following conditions:

          (a)Each Tranche C Lender, if it so requests in accordance with subsection 2.04(e) of the Credit Agreement, shall have received a duly executed Tranche C Term Note, in each case, complying with the provisions of Section 2.04 of the Credit Agreement.

          (b)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Supplement Effective Date, including reimbursement of any out-of-pocket expenses referred to in
      Section 5.02 to the extent that notice thereof is given to the Company prior to the Supplement Effective Date.

          (c)The Administrative Agent shall have received the favorable written opinions of (i) Cravath, Swaine & Moore, special counsel for Holdings and its subsidiaries and (ii) Elizabeth R. Philipp, Esq., general counsel for Holdings and its subsidiaries dated the Supplement Effective Date and addressed to the Lenders, each in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit B.

          (d)The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Company, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (or the equivalent thereof) of the Company as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Company dated the Supplement Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the Supplement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Loan Documents, as supplemented by the Supplement, to which it is a party, the granting of the Liens thereunder and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Company have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Supplement or any other document delivered in connection herewith on behalf of the Company; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate specified in (ii) above; and (iv) such other documents as the Tranche C Lenders or their counsel or Simpson Thacher & Bartlett, special counsel for the Administrative Agent, may reasonably request.

          (e)After giving effect to this Supplement and to the making of the Tranche C Term Loans and the application of the proceeds thereof, Holdings shall be in compliance, as of the last day of the most recently ended fiscal quarter, on a pro forma basis, with the covenants set forth in Sections 6.14 and 6.16 of the Credit Agreement.

          (f)The Administrative Agent shall have received a certificate, dated the Supplement Effective Date and signed by a Financial Officer of the Company, confirming compliance with the conditions precedent set forth in paragraphs (k) and (l) of this Article IV.

          (g)The Supplement Effective Date shall occur on or prior to May 13, 1999.

          (h)Each Guarantor shall have agreed to and acknowledged, in the form of Exhibit A hereto, this Supplement and shall have agreed that the Guarantee Agreement, the Pledge Agreement and the Intercreditor Agreement shall remain in full force and effect after giving effect to this Supplement.

          (i) All legal matters incident to this Supplement shall be reasonably satisfactory to the Administrative Agent and to Simpson Thacher & Bartlett, special counsel for the Administrative Agent.

          (j) The Administrative Agent shall have received a notice of Borrowing with respect to the Tranche C Term Loans as required by Section 2.03 of the Credit Agreement.

          (k)The representations and warranties set forth in each Loan Document shall be true and correct in all material respects on and as of the date of the making of the Tranche C Term Loans with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (l)At the time of and immediately after the Borrowing no Event of Default or Default shall have occurred and be continuing.

The Borrowing on the Supplement Effective Date shall be deemed to constitute a representation and warranty by the Company on the date of such Borrowing as to the matters specified in paragraphs (k) and (l) of this Section 4.01.


                                   ARTICLE V.
                                  MISCELLANEOUS

      SECTION 5.01. Continuing Effect of Credit Agreement. This Supplement shall not constitute a supplement, amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a supplement, amendment, waiver or consent to any action on the part of any party hereto that would require a supplement, amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. The parties to this Supplement shall be and shall be deemed to be parties to the Credit Agreement with respect to the matters set forth in this Supplement as if the terms of this Supplement were actually incorporated in the Credit Agreement.

      SECTION 5.02. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Supplement and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, special counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Supplement and any other such documents.

      SECTION 5.03. Applicable Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 5.04. Counterparts. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

      SECTION 5.05. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Supplement and are not to affect the construction of, or to be taken into consideration in interpreting, this Supplement.

      SECTION 5.06. Intercreditor Agreement. The obligations of the Company and the Guarantors in respect of the Tranche C Term Loans are guaranteed and secured as provided in the Guarantee Agreement and the Pledge Agreement, and the Tranche C Term Loans and the Tranche C Lenders are subject to and entitled to the benefits of the Intercreditor Agreement, the Guarantee Agreement and the Pledge Agreement.

     IN WITNESS WHEREOF, the Company, the Administrative Agent, and the Tranche C Lenders have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first above written.


                                          COLLINS & AIKMAN PRODUCTS CO.


                                            by   /s/ J. Michael Stepp
                                              ---------------------------
                                              Name:  J. Michael Stepp
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                          THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a
                                          Tranche C Lender


                                            by
                                               -----------------------------
                                              Name:
                                              Title:

     IN WITNESS WHEREOF, the Company, the Administrative Agent, and the Tranche C Lenders have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first above written.


                                          COLLINS & AIKMAN PRODUCTS CO.


                                            by
                                              ---------------------------
                                              Name:
                                              Title:



                                          THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a
                                          Tranche C Lender


                                            by    /s/ Jim Treger
                                               -----------------------------
                                              Name:  J. Treger
                                              Title:  Vice President

                                        CYPRESSTREE INVESTMENT FUND, LLC
                                        By:  CYPRESSTREE INVESTMENT MANAGEMENT
                                             COMPANY, INC. its Managing Member

                                        by    /s/    Peter K. Merrill
                                           --------------------------------
                                           Name:    PETER K. MERRILL
                                           Title:   MANAGING DIRECTOR

                                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                                        By:  CYPRESSTREE INVESTMENT MANAGEMENT
                                             COMPANY, INC. its  Managing Member

                                        by    /s/    Peter K. Merrill
                                           --------------------------------
                                           Name:    PETER K. MERRILL
                                           Title:   MANAGING DIRECTOR

                                          NATIONSBANK, N.A.

                                            by   /s/ Edward A. Hamilton
                                              ------------------------------
                                              Name:    EDWARD A. HAMILTON
                                              Title:   MANAGING DIRECTOR

                                        NORTH AMERICAN SENIOR FLOATING
                                         RATE FUND
                                        By: CYPRESSTREE INVESTMENT
                                            MANAGEMENT COMPANY, INC., as
                                             Portfolio Manager

                                        by    /s/    Peter K. Merrill
                                           --------------------------------
                                           Name:    PETER K. MERRILL
                                           Title:   MANAGING DIRECTOR

                                          KZH APPALOOSA LLC

                                            by   /s/ Peter Chin
                                              ------------------------------
                                              Name:   Peter Chin
                                              Title:  Authorized Agent

                                          KZH APPALOOSA LLC

                                            by   /s/ Peter Chin
                                              ------------------------------
                                              Name:   PETER CHIN
                                              Title:  AUTHORIZED AGENT

                                          KZH STERLING LLC

                                            by   /s/ Virginia Conway
                                              -------------------------
                                              Name:  Virginia Conway
                                              Title: Authorized Agent

                                          MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND II, INC.

                                            by   /s/ Paul Travers
                                              -------------------------------
                                              Name: Paul Travers
                                              Title:  Authorized Signatory

                                          DEBT STRATEGIES FUND III, INC.

                                            by    /s/ Paul Travers
                                               ----------------------------
                                              Name: Paul Travers
                                              Title:  Authorized Signatory

                                          DEBT STRATEGIES FUND II, INC.

                                            by   /s/ Paul Travers
                                              ------------------------------
                                              Name: Paul Travers
                                              Title:  Authorized Signatory

                                          SEQUILS I, LTD

                                          By:  TCW Advisors, Inc. as its
                                          Collateral Manager

                                            by    /s/ Justin L. Driscoll
                                                  ------------------------------
                                                  Name: Justin L. Driscoll
                                                  Title:  Senior Vice President

                                            by    /s/ Jonathan R. Insull
                                                  ------------------------------
                                                  Name: Jonathan R. Insull
                                                  Title: Vice President

                                          SRF TRADING, INC.


                                            by    /s/ Kelly C. Walker
                                                  ------------------------------
                                                  Name: Kelly C. Walker
                                                  Title: Vice President

                                          Toronto Dominion (Texas), Inc.


                                            by    /s/ Sonja R. Jordan
                                                  ------------------------------
                                                  Name: Sonja R. Jordan
                                                  Title: Vice President

                                                                   SCHEDULE 2.11
                                                                              TO
                                                                      SUPPLEMENT

                Supplement to Schedule 2.11 to Credit Agreement

                   Tranche C Term Loan Amortization Schedule


                             Tranche C Term
Date                         Loan Amortization
----                         -----------------

December 31, 1998            N.A.

March 31, 1999               N.A.

June 30, 1999                N.A.

September 30, 1999           N.A.

December 31, 1999            $1,000,000

March 31, 2000               $1,000,000

June 30, 2000                $1,000,000

September 30, 2000           $1,000,000

December 31, 2000            $1,000,000

March 31, 2001               $1,000,000

June 30, 2001                $1,000,000

September 30, 2001           $1,000,000

December 31, 2001            $1,000,000

March 31, 2002               $1,000,000

June 30, 2002                $1,000,000

September 30, 2002           $1,000,000

December 31, 2002            $1,000,000

March 31, 2003               $1,000,000

June 30, 2003                $1,000,000

September 30, 2003           $1,000,000

December 31, 2003            $1,000,000

March 31, 2004               $1,000,000

June 30, 2004                $1,000,000

September 30, 2004           $1,000,000

December 31, 2004            $1,000,000

March 31, 2005               $1,000,000

June 30, 2005                $1,000,000

September 30, 2005           $38,500,000

December 31, 2005            $38,500,000

    Total:                   $100,000,000

                                                                       EXHIBIT A
                                                                              TO
                                                                      SUPPLEMENT

                           ACKNOWLEDGMENT AND CONSENT

Each of the undersigned Persons hereby:

    (a) acknowledges and consents to the execution, delivery and performance of the Tranche C Term Loan Supplement, dated as of May 12, 1999 (the "Supplement"), among COLLINS & AIKMAN PRODUCTS CO. (the "Company"), the financial institutions party thereto, and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"), to the Credit Agreement, dated as of May 28, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, and as supplemented by the Supplement, the "Credit Agreement"), among the Company, Collins & Aikman Canada Inc., ("Collins and Aikman Canada"), Collins & Aikman Plastics, Ltd. ("Collins and Aikman Plastics," and collectively with Collins and Aikman Canada, the "Canadian Borrowers"), Collins & Aikman Corporation, the financial institutions parties thereto, Bank of America National Trust & Savings Association, as documentation agent, the Administrative Agent, and The Chase Manhattan Bank of Canada, as Canadian administrative agent;

    (b) acknowledges and agrees that all obligations of the Company and the Guarantors in respect of the Supplement, the Tranche C Term Loan Commitments and the Tranche C Term Loans constitute "Obligations" as defined in the Intercreditor Agreement, "Guaranteed Obligations" as defined in the Guarantee Agreement, and "Secured Obligations" as defined in the Pledge Agreement, and the Tranche C Term Loans and the Tranche C Lenders are subject to and entitled to the benefits of the Intercreditor Agreement, the Guarantee Agreement and the Pledge Agreement; and

    (c) agrees that such execution, delivery and performance shall not in any way affect such Person's obligations under any Loan Document (as defined in the Credit Agreement) to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

Dated:  May 12, 1999
                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN CANADA INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                    COLLINS & AIKMAN PLASTICS, LTD.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                    COLLINS & AIKMAN CORPORATION

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN ACCESORY MATS, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    DURA CONVERTIBLE SYSTEMS, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    WICKES ASSET
                                    MANAGEMENT, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN INTERNATIONAL CORPORATION

                                    By: /s/ A. Dennis Mahedy
                                        ----------------------------------------
                                        Name:  A. Dennis Mahedy
                                        Title:  Vice President and Treasurer

                                    WICKES REALTY, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    AMCO CONVERTIBLE FABRICS, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN PLASTICS, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN EUROPE, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                   PACJ, INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN CARPET & ACOUSTICS (TN),
                                    INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                    COLLINS & AIKMAN CARPET & ACOUSTICS (MI),
                                      INC.

                                    By: /s/ J. Michael Stepp
                                        ----------------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                    COLLINS & AIKMAN AUTOMOTIVE INTERNATIONAL,
                                    INC.

                                    By: /s/ J. Michael Stepp
                                        -------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Vice President

                                    COLLINS & AIKMAN ASSET SERVICES, INC.

                                    By: /s/ J. Michael Stepp
                                        -------------------------------
                                        Name:  J. Michael Stepp
                                        Title: Vice President


                                    CW MANAGEMENT CORPORATION

                                    By: /s/ J. Michael Stepp
                                        -------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Vice President


                                    HOPKINS SERVICES, INC.

                                    By: /s/ J. Michael Stepp
                                        -------------------------------
                                        Name:  J. Michael Stepp
                                        Title: Vice President


                                    SAF SERVICES CORPORATION

                                    By: /s/ J. Michael Stepp
                                        -------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Vice President


                                    COLLINS & AIKMAN (GIBRALTAR) LIMITED

                                    By: /s/ J. Michael Stepp
                                        -------------------------------
                                        Name:  J. Michael Stepp
                                        Title:  Executive Vice President and
                                                Chief Financial Officer